UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 22, 2025

CALIFORNIA RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36478	46-5670947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, Suite 1500 Long Beach, California	90831
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (888) 848-4754

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 22, 2025, California Resources Corporation (the “Company”) entered into an amendment (the “Sixth Amendment”) to the Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), with Citibank, N.A., as administrative agent and collateral agent, and the banks, financial institutions and other lending institutions from time to time parties thereto. The purpose of the Sixth Amendment was to facilitate certain matters with respect to the Company’s pending merger (the “Berry Merger”) with Berry Corporation (bry), a Delaware corporation. The above description of the Sixth Amendment is not complete and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

To the extent the information included or incorporated into Item 8.01 below with respect to the results of operations or financial condition of the Company relates to or is presented as of or for a completed fiscal period, such information is incorporated into this Item 2.02 by reference herein.

Item 8.01	Other Events.

On September 24, 2025, the Company issued a press release announcing the commencement of a proposed private offering of $400 million in aggregate principal amount of senior unsecured notes due 2034 (the “Notes”). A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the offering of the Notes, the Company will provide certain financial and other information with respect to the Company to prospective investors in the offering. Excerpts of such information are included as Exhibit 99.2 hereto and incorporated herein by reference.

All statements, except for statements of historical fact, made in this Current Report on Form 8-K regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the proposed offering, the intended use of proceeds, the Berry Merger and estimated results of future operations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.

The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its subsequently filed Quarterly Reports on Form 10-Q.

Additional Information and Where to Find It

In connection with the Berry Merger, the Company will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of Berry that also constitutes a prospectus of the Company, and any other documents in connection with the Berry Merger. The definitive proxy statement/prospectus will be sent to the holders of common stock of Berry. Investors and stockholders of the Company and Berry are urged to read the proxy statement/prospectus and any other documents filed or to be filed with the SEC in connection with the Berry Merger when they become available, as they will contain important information about the Company, Berry, the Berry Merger and related matters. The Registration Statement and proxy statement/prospectus and other documents filed by the Company or Berry with the SEC, when filed, will be available free of charge at the SEC’s website at https://www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by the Company, including the Registration Statement and the proxy statement/prospectus, on the Company’s website at https://www.crc.com/investor-relations, and may obtain free copies of documents that are filed or will be filed with the SEC by Berry, including the proxy statement/prospectus, on Berry’s website at https://ir.bry.com/reports-resources. The information included on, or accessible through, the Company’s or Berry’s website is not incorporated by reference into this communication.

Participants in the Solicitation of Proxies

The Company and certain of its directors, executive officers and other employees, and Berry and its directors and certain of Berry’s executive officers and other employees, may be deemed to be participants in the solicitation of proxies from Berry’s stockholders in connection with the Berry Merger. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the transaction when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the “Board of Directors and Corporate Governance,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Stock Ownership Information,” and “Proposals Requiring Your Vote – Proposal 1: Election of Directors” sections of the Company’s definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders, filed with the SEC on March 19, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of CRC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025; in Item 5.07 of the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025; in the Company’s Current Reports on Form 8-K filed with the SEC on June 23, 2025 and November 25, 2024; and under “Our Team” accessed through the “Our Business” link on the Company’s website at https://www.crc.com/our-business/our-team. Information regarding Berry’s directors and executive officers is contained in the “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation – Compensation Discussion and Analysis,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” sections of Berry’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 7, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of Berry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 13, 2025; in Item 5.07 of Berry’s Current Report on Form 8-K filed with the SEC on May 22, 2025; in Berry’s Current Reports on Form 8-K filed with the SEC on January 22, 2025 and October 25, 2024; and under “Leadership” accessed through the “About” link on Berry’s website at https://bry.com/about/management/. Additional information regarding ownership of Berry’s securities by its directors and executive officers and of CRC’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3, 4 or 5, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001705873 and https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001609253, respectively. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made in connection with the Berry Merger except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to Amended and Restated Credit Agreement, entered into effective as of September 22, 2025.

99.1	Press Release, dated September 24, 2025, issued by the Company.

99.2	Offering memorandum excerpts.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

By:	/s/ Michael L. Preston
Michael L. Preston
Executive Vice President, Chief Strategy Officer and General Counsel

DATED: September 24, 2025